Exhibit 10.16

                                 FIRST AMENDMENT

                                       to

                                 $1,000,000,000

                                CREDIT AGREEMENT

                                   dated as of

                                 August 3, 2000

                                      among

                      John Hancock Financial Services, Inc.

                      John Hancock Life Insurance Company,

                            The Banks Listed Herein,

                              Fleet National Bank,
                           as Co-Administrative Agent,

                            The Chase Manhattan Bank,
                           as Co-Administrative Agent,

                               Citicorp USA, Inc.,
                              as Syndication Agent,

                              The Bank of New York,
                  as Co-Documentation Agent (364-Day Revolver),

                            The Bank of Nova Scotia,
                  as Co-Documentation Agent (364-Day Revolver),

                                       and

                                   BankOne, NA
                             (Main Office Chicago),
                  as Documentation Agent (Multi-Year Revolver)

                             Fleet Securities, Inc.,
                                       and
                          J.P. Morgan Securities, Inc.
                                       as
                  Joint Book Managers and Joint Lead Arrangers

                       FIRST AMENDMENT TO CREDIT AGREEMENT

            FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment") dated as of July 27, 2001, among JOHN HANCOCK FINANCIAL SERVICES, INC. ("JHFS"), JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLIC" and, collectively with JHFS, the "Borrowers"), the BANKS listed on the signature pages hereof, FLEET NATIONAL BANK, as co-administrative agent, and THE CHASE MANHATTAN BANK, as co-administrative agent.

            WHEREAS, the Borrowers, John Hancock Capital Corporation ("JHCC"), the Banks, and the Agent entered into to a Credit Agreement dated as of August 3, 2000 ("Credit Agreement") pursuant to which the Banks agreed, on the terms and conditions stated therein, to extend credit to the Borrowers and JHCC pursuant to a 364-Day Revolving Credit Facility ("364-Day Revolver") and a Multi-Year Revolving Credit Facility ("Multi-Year Revolver");

      WHEREAS, the Borrowers have requested that the Banks make certain amendments to the Credit Agreement so as, among other things, (i) to acknowledge the termination of JHCC as a Borrower thereunder, (ii) to renew the 364-Day Revolver for an additional 364-day period commencing on the date of this First Amendment, (iii) to reallocate the 364-Day Commitment of BankOne, NA (Main Office Chicago) (the "Exiting Bank"), (iv) to clarify the Borrowers' reporting obligations concerning their financial covenants, and (v) to eliminate commercial paper ratings as a basis for determining pricing with respect to the 364-Day Revolver; and

      WHEREAS, the Banks are willing to make such amendments on the terms and conditions set forth in this First Amendment;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. All capitalized terms used but not defined herein shall have the same meanings herein as such terms have in the Credit Agreement.

      2. Termination of JHCC as a Borrower. The parties hereto acknowledge that
(i) no Loans are outstanding to JHCC as of the First Amendment Effective Date (as defined below), and (ii) JHCC is being terminated as a Borrower under the Credit Agreement as of such date pursuant to a JHCC Termination Notice that complies with Section 9.09 of the Credit Agreement, a copy of which is attached hereto as Exhibit 1. From and after the First Amendment Effective Date, the Banks shall have no further commitments to make Loans to JHCC and JHCC shall have no further rights or obligations as a Borrower under the Credit Agreement. The parties further acknowledge and agree that, from and after the First Amendment Effective Date, all representations, warranties, covenants, and other terms and conditions concerning JHCC, the JHCC Termination Notice, the Company Assumption Agreement, the Guarantee Agreement, and the Support Agreement in the Credit Agreement and the Exhibits thereto shall have no further force and effect and shall be disregarded. Without limiting the foregoing, Section 3.02(e),
Section 4.05(b), the second sentence of Section 4.11, Section 5.01(b), Section 5.01(d), Section 5.11, Section 5.13, Section 6.01(g), Section 6.01(h), Section 6.01(o), Section 6.01(p), and Section 6.01(q) of the Credit Agreement are hereby deleted in their entirety without substitution therefor.

      3. Eligibility of JHFS as a Borrower. The parties hereto acknowledge that JHFS is a Borrower and an Eligible Borrower, as those terms are defined in the Credit Agreement, because it has received public commercial paper ratings from both S&P and Moody's of at least A-1 and P-1, respectively, and it has delivered to the Agent resolutions of its Board of Directors specifically authorizing it to enter into the Credit Agreement and to make Borrowings thereunder.

      4. Amendments to Credit Agreement. Upon the terms and subject to the conditions of this First Amendment, the Credit Agreement is hereby amended in each of the following respects:

            (a) The definition of "Expiration" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                  ""Expiration" means, with respect to the 364-Day Revolver, the 364th day after the First Amendment Effective Date or, if extended in accordance with Section 2.06(b), the 364th day after the immediately preceding Expiration."

            (b) The definition of "Level I Rating" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                  ""Level I Rating" means, with respect to any Borrower, (a) with respect to the 364-Day Revolver, a senior unsecured long-term debt rating of at least AAA from S&P or at least Aaa from Moody's, and (b) with respect to the Multi-Year Revolver, (i) if S&P and/or Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then a rating of at least AAA from S&P or at least Aaa from Moody's, or (ii) if neither S&P nor Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then public commercial paper ratings of A-1+ from S&P or P-1 from Moody's."

            (c) The definition of "Level II Rating" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                  ""Level II Rating" means, with respect to any Borrower, (a) with respect to the 364-Day Revolver, a senior unsecured long-term debt rating of at least AA- from S&P or at least Aa3 from Moody's, and (b) with respect to the Multi-Year Revolver, (i) if S&P and/or Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then a rating of at least AA- from S&P or at least Aa3 from Moody's, or (ii) if neither S&P nor Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then public commercial paper ratings of A-1 from S&P or P-1 from Moody's."

            (d) The definition of "Level III Rating" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                  ""Level III Rating" means, with respect to any Borrower, (a) with respect to the 364-Day Revolver, a senior unsecured long-term debt rating of at least A+ from S&P or at least A1 from Moody's, and (b) with respect to the Multi-Year Revolver, (i) if S&P and/or Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then a rating of at least A+ from S&P or at least A1 from Moody's, or (ii) if neither S&P nor Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then public commercial paper ratings of A-2 from S&P or P-2 from Moody's."

            (e) The definition of "Level IV Rating" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                  ""Level IV Rating" means, with respect to any Borrower, (a) with respect to the 364-Day Revolver, senior unsecured long-term debt ratings (if assigned) of below A+ from S&P and below A1 from Moody's, and
      (b) with respect to the Multi-Year Revolver, (i) if S&P and/or Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then ratings (if assigned) of below A+ from S&P and below A1 from Moody's, or (ii) if neither S&P nor Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then public commercial paper ratings of less than A-2 from S&P and less than P-2 from Moody's."

            (f) The definition of "364-Day Termination Date" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                  ""364-Day Termination Date" means the 364th day after the First Amendment Effective Date, or if the maturity of the 364-Day Revolver shall have been extended pursuant to Section 2.06(b) hereof, the 364th day after the immediately preceding Expiration."

            (g) Section 1.01 of the Credit Agreement is amended by inserting the following new definitions:

                  ""First Amendment" means the First Amendment to Credit Agreement dated as of July 27, 2001."

                  ""First Amendment Effective Date" means the date on which the First Amendment becomes effective in accordance with Section 7 thereof."

            (h) Section 5.01(e) of the Credit Agreement is amended to read in its entirety as follows:

                  "(e) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (c) above, a certificate of a Senior Financial Officer of JHLIC (i) setting forth in reasonable detail the calculations required to establish whether JHLIC was in compliance with the requirements of Section 5.08 on the date of such financial statements and (ii) stating whether to his or her knowledge any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which JHLIC is taking or proposes to take with respect thereto;"

            (i) Section 5.01 of the Credit Agreement is amended by inserting the following new subsection (n):

                  "(n) simultaneously with the delivery of each set of financial statements referred to in clauses (f), (g) and (h) above, a certificate of a Senior Financial Officer of JHFS (i) setting forth in reasonable detail the calculations required to establish whether JHFS was in compliance with the requirements of Sections 5.08A and 5.09 on the date of such financial statements and (ii) stating whether to his or her knowledge any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which JHFS is taking or proposes to take with respect thereto."

            (j) Exhibit L to the Credit Agreement is amended to read in its entirety as set forth in Exhibit L attached hereto.

      5. Amendments to 364-Day Revolver Notes. Each of the 364-Day Revolver Notes (other than the Exiting Bank Notes (as defined below)) is amended by changing the date at the top of such note to the date of the First Amendment Effective Date.

      6. Amendments to 364-Day Commitments. The 364-Day Commitment of the Exiting Bank under the 364-Day Revolver is hereby terminated as of the First Amendment Effective Date, and the Exiting Bank is hereby released from its obligations under the Credit Agreement with respect to the 364-Day Revolver (but not with respect to the Multi-Year Revolver) as of the First Amendment Effective Date. From and after the First Amendment Effective Date, the 364-Day Commitments shall be allocated among the Banks as reflected on the signature pages hereof under the heading "364-Day Commitments." From and after the First Amendment Effective Date, The Bank of New York and The Bank of Nova Scotia shall replace the Exiting Bank as Documentation Agent with respect to the 364-Day Revolver and shall serve as Co-Documentation Agents.

      7. Conditions Precedent. The amendments and agreements set forth in Sections 2, 3, 4, 5 and 6 above shall become effective only upon the satisfaction of the following conditions:

            (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of the execution and delivery of a counterpart hereof by such party);

            (b) receipt by the Agent of a JHCC Termination Notice signed by the Borrowers and JHCC, which notice complies with Section 9.09 of the Credit Agreement and is substantially in the form of Exhibit G thereto;

            (c) receipt by the Agent of the Exiting Bank's 364-Day Revolver Notes (the "Exiting Bank Notes") for cancellation, and receipt by the Borrowers of the Exiting Bank Notes marked "Canceled" by the Agent; provided, that if the Exiting Bank shall be unable to produce one or more of its original Notes for cancellation, such Exiting Bank shall have delivered, and the Agent and Borrowers shall have received, an affidavit of an officer of such Exiting Bank as to the loss, theft, destruction or mutilation of such Note(s) and certifying that such Note(s) are satisfied in full and are to be canceled by the Agent, and such Exiting Bank's unsecured agreement of indemnity concerning any claim under such canceled Note(s);

            (d) the fact that all amounts payable by the Borrowers on or before the First Amendment Effective Date (including the fees then payable, if any, pursuant to Section 2.08 of the Credit Agreement) shall have been paid in full;

            (e) receipt by the Agent of an opinion of Alan R. Seghezzi, Vice President and Counsel of JHLIC, in form and substance satisfactory to the Agent;

            (f) receipt by the Agent of an opinion of Goulston & Storrs, P.C., special counsel for the Agent, in form and substance satisfactory to the Agent; and

            (g) receipt by the Agent of all documents it may reasonably request relating to the existence of each Borrower, the corporate authority for and the validity of this First Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

provided that this First Amendment shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than July 27, 2001. At the closing, the Agent or its counsel shall deliver a notice to the Borrowers and the Banks advising them of the First Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

      8. Representations and Warranties. Each Borrower severally represents and warrants, but only with respect to itself, that:

            (a) Representations in Credit Agreement. Each of the representations and warranties made by such Borrower in the Credit Agreement is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this First Amendment (except to the extent such representations and warranties expressly relate to an earlier date).

            (b) No Defaults or Events of Default. No Default or Event of Default exists on the date of this First Amendment (after giving effect to all of the arrangements and transactions contemplated by this First Amendment).

            (c) Binding Effect of Documents. This First Amendment has been duly authorized, executed and delivered by such Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of such Borrower contained herein constitute the legal, valid, and binding obligations of such Borrower enforceable against such Borrower in accordance with its terms.

      9. Miscellaneous. This First Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this First Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and provisions of the Credit Agreement and the Notes shall remain unmodified, and the Credit Agreement and the Notes, as amended and supplemented by this First Amendment, are confirmed as being in full force and effect, and each Borrower hereby ratifies and confirms all of its agreements and obligations contained therein. This First Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts without regard to conflicts of laws principles. This First Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

                         [Signatures begin on next page]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JOHN HANCOCK FINANCIAL SERVICES, INC.      JOHN HANCOCK LIFE INSURANCE COMPANY


By: _____________________________          By: _____________________________

Title: __________________________          Title: __________________________


By: _____________________________          By: _____________________________

Title: __________________________          Title: __________________________

200 Clarendon Street, T-58                 200 Clarendon Street, T-58
Boston, Massachusetts  02117               Boston, Massachusetts 02117
Attention:  Treasurer                      Attention:  Treasurer
Fax:  (617) 572-0411                       Fax:  (617) 572-0411
Telex number: 62021772                     Telex number: 62021772
with a copy to:                            with a copy to:
John Hancock Financial Services, Inc.      John Hancock Financial Services, Inc.
200 Clarendon Street                       200 Clarendon Street
Boston, Massachusetts  02117               Boston, Massachusetts  02117
Attention:  Investment Law                 Attention:  Investment Law
Fax:  (617) 572-9269                       Fax:  (617) 572-9269

  364-Day              Multi-Year
Commitments            Commitments
-----------            -----------

$32,500,000            $40,000,000               FLEET NATIONAL BANK
                                                 ("Co-Administrative Agent")


                                                 By:________________________
                                                 Title:_____________________

$32,500,000            $40,000,000               THE CHASE MANHATTAN BANK
                                                 ("Co-Administrative Agent")


                                                 By:________________________
                                                 Title:_____________________

$32,500,000            $40,000,000               CITICORP USA, INC.
                                                 ("Syndication Agent")


                                                 By:________________________
                                                 Title:_____________________

$32,500,000            $30,312,500               THE BANK OF NOVA SCOTIA
                                                 ("Co-Documentation Agent"
                                                  - 364-Day)


                                                 By:________________________
                                                 Title:_____________________

$32,500,000            $10,000,000               THE BANK OF NEW YORK
                                                 ("Co-Documentation Agent"
                                                  - 364-Day)


                                                 By:________________________
                                                 Title:_____________________

         $0            $40,000,000               BANKONE, NA
                                                 (MAIN OFFICE CHICAGO)
                                                 ("Documentation Agent"
                                                  - Multi-Year)


                                                 By:________________________
                                                 Title:_____________________

$28,000,000            $30,312,500               BARCLAYS BANK PLC


                                                 By:________________________
                                                 Title:_____________________

  364-Day              Multi-Year
Commitments            Commitments
-----------            -----------

$28,000,000            $30,312,500               BNP PARIBAS


                                                 By:________________________
                                                 Title:_____________________


                                                 By:________________________
                                                 Title:_____________________

$28,000,000            $30,312,500               CREDIT SUISSE FIRST BOSTON


                                                 By:________________________
                                                 Title:_____________________


                                                 By:________________________
                                                 Title:_____________________

$28,000,000            $30,312,500               DEUTSCHE BANK AG, NEW YORK
                                                 AND/OR CAYMAN ISLAND BRANCHES


                                                 By:________________________
                                                 Title:_____________________


                                                 By:________________________
                                                 Title:_____________________

$28,000,000            $30,312,500               ROYAL BANK OF CANADA


                                                 By:________________________
                                                 Title:_____________________

$28,000,000            $30,312,500               WACHOVIA BANK, N.A.


                                                 By:________________________
                                                 Title:_____________________


                                                 By:________________________
                                                 Title:_____________________

$24,500,000            $30,312,500               COMERICA BANK


                                                 By:________________________
                                                 Title:_____________________

  364-Day              Multi-Year
Commitments            Commitments
-----------            -----------

$24,500,000            $22,500,000               STATE STREET BANK AND TRUST
                                                 COMPANY


                                                 By:________________________
                                                 Title:_____________________

$24,500,000            $22,500,000               WESTDEUTSCHE LANDESBANK
                                                 GIROZENTRALE, NEW YORK BRANCH


                                                 By:________________________
                                                 Title:_____________________


                                                 By:________________________
                                                 Title:_____________________

$22,500,000            $22,500,000               BANK OF AMERICA, N.A.


                                                 By:________________________
                                                 Title:_____________________

$24,500,000            $20,000,000               THE NORTHERN TRUST COMPANY


                                                 By:________________________
                                                 Title:_____________________

$24,500,000                     $0               ABN AMRO BANK N.V.


                                                 By:________________________
                                                 Title:_____________________


                                                 By:________________________
                                                 Title:_____________________

$24,500,000                     $0               LEHMAN COMMERCIAL PAPER INC.


                                                 By:________________________
                                                 Title:_____________________

Total 364-Day       Total Multi-Year
Commitments           Commitments
------------         -------------

$500,000,000          $500,000,000

                                            FLEET NATIONAL BANK, as Agent


                                            By:_____________________
                                            Title: Managing Director, Financial
                                                   Institutions Division
                                            100 Federal Street
                                            Boston, Massachusetts 02110
                                            Attention:  Lawrence C. Bigelow
                                            Fax:  (617) 434-1096

                                            THE CHASE MANHATTAN  BANK, as Agent


                                            By:_____________________
                                            Title: Vice President
                                            270 Park Avenue, 15th Floor
                                            New York, New York 10017
                                            Attention:  Heather Lindstrom
                                            Fax:  (212) 270-0412

                                                                       EXHIBIT L

Senior Unsecured Long Term Debt Ratings - 364-Day Revolver

--------------------------------------------------------------------------------------------------------------------------
                                                          Applicable       Drawn Cost       Applicable
                   S & P or Moody's       Facility       Euro-Dollar      (<50% usage)         Usage           All-In
 Rating Level           Rating           Fee (bps.)      Margin (bps.)       (bps.)         Fee (bps.)       Drawn Cost
--------------------------------------------------------------------------------------------------------------------------
 I                    =>AAA/=>Aaa           4.0              13.5             17.5              5.0             22.5
--------------------------------------------------------------------------------------------------------------------------
 II                   =>AA-/=>Aa3           5.0              15.0             20.0              5.0             25.0
--------------------------------------------------------------------------------------------------------------------------
 III                   =>A+/=>A1            6.0              19.0             25.0              5.0             30.0
--------------------------------------------------------------------------------------------------------------------------
 IV                     <A+/<A1             7.0              23.0             30.0              5.0             35.0
--------------------------------------------------------------------------------------------------------------------------

Senior Unsecured Long Term Debt Ratings - Multi-Year Revolver

--------------------------------------------------------------------------------------------------------------------------
                                                          Applicable       Drawn Cost       Applicable
                   S & P or Moody's       Facility       Euro-Dollar      (<50% usage)         Usage           All-In
 Rating Level           Rating           Fee (bps.)      Margin (bps.)       (bps.)         Fee (bps.)       Drawn Cost
--------------------------------------------------------------------------------------------------------------------------
 I                    =>AAA/=>Aaa           6.0              11.5             17.5              5.0             22.5
--------------------------------------------------------------------------------------------------------------------------
 II                   =>AA-/=>Aa3           7.0              13.0             20.0              5.0             25.0
--------------------------------------------------------------------------------------------------------------------------
 III                   =>A+/=>A1            8.0              17.0             25.0              5.0             30.0
--------------------------------------------------------------------------------------------------------------------------
 IV                     <A+/<A1             9.0              21.0             30.0              5.0             35.0
--------------------------------------------------------------------------------------------------------------------------

Commercial Paper Ratings - Multi-Year Revolver

---------------------------------------------------------------------------------------------------------------------------
                                                          Applicable       Drawn Cost       Applicable
                   S & P or Moody's       Facility       Euro-Dollar      (<50% usage)         Usage           All-In
 Rating Level           Rating           Fee (bps.)      Margin (bps.)        (bps.)         Fee (bps.)       Drawn Cost
---------------------------------------------------------------------------------------------------------------------------
 I                A-1+/P-1                   7.0              10.5             17.5              5.0             22.5
---------------------------------------------------------------------------------------------------------------------------
 II               A-1/P-1                    7.0              18.0             25.0              5.0             30.0
---------------------------------------------------------------------------------------------------------------------------
 III              A-2/P-2                   10.0              25.0             35.0             10.0             45.0
---------------------------------------------------------------------------------------------------------------------------
 IV               <A-2/<P-2                 15.0              35.0             50.0             12.5             62.5
---------------------------------------------------------------------------------------------------------------------------

The Rating Level of each Eligible Borrower shall be determined as follows: (a) with respect to the 364-Day Revolver, the highest senior unsecured long term debt rating of such Eligible Borrower as provided by S&P or Moody's, and (b) with respect to the Multi-Year Revolver, (i) if S&P and/or Moody's has assigned a rating to the senior unsecured long term debt of such Eligible Borrower, the highest of such ratings, or (ii) if neither S&P nor Moody's has assigned a rating to the senior unsecured debt of such Eligible Borrower, then the highest short term Commercial Paper rating of such Eligible Borrower as provided by S&P or Moody's.

Applicable Euro-Dollar Margins shall be determined first according to the Ratings Level of the Eligible Borrower making the borrowing.

The Applicable Usage Fee shall be determined by Rating Level of the Eligible Borrower which yields the highest Applicable Usage Fee. The Applicable Usage Fee shall apply only to Euro-Dollar Loans.

The Facility Fee shall be determined by the Rating Level of the Eligible Borrower which yields the highest Facility Fee.